EXHIBIT 23 - CONSENT OF DELOITTE & TOUCHE LLP




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 20, 1998, appearing in this Annual Report on Form 10-K of Blessings Corporation for the year ended December 31, 1997.

                                                     Registration
                         Form                        Statement No.

                         S-8                            33-41762
                         S-8                            33-54108
                         S-8                            33-70328
                         S-8                            33-85382
                         S-8                            33-85384
                         S-8                            33-12387
                         S-8                            33-31303
                         S-8                            33-35611


DELOITTE & TOUCHE LLP

Richmond, Virginia
March 26, 1998